Exhibit 10.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED (INDICATED BY: [***]) FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT NO. 1 TO ROYALTY PURCHASE AGREEMENT

This Amendment No. 1 to Royalty Purchase Agreement (this “Amendment”) is entered into as of March 4, 2024 (the “Amendment Effective Date”) by and between VIRACTA THERAPEUTICS, INC., a corporation organized and existing under the laws of Delaware, with an office located at 2533 South Coast Highway 101, #210, Cardiff CA 92007 (“Viracta”), VIRACTA ROYALTY FUND, LLC, a Delaware limited liability company (collectively, with Viracta, “Seller”), and XOMA (US) LLC, a Delaware limited liability company with its principal place of business at 2200 Powell Street, Suite 310, Emeryville, California 94608 (“Purchaser”).  Seller and Purchaser are referred to in this Amendment individually as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Royalty Purchase Agreement (defined below).

RECITALS

WHEREAS, Seller and Purchaser entered into that certain Royalty Purchase Agreement dated as of March 22, 2021, as supplemented by that certain Letter Agreement dated March 22, 2021, as amended by that certain Joinder and Amendment to Royalty Purchase Agreement dated March 22, 2021, as may be further amended, modified or supplemented from time to time (collectively, the “Royalty Purchase Agreement”), which provides for, among other things, a sale of certain of Seller’s royalty payments to Purchaser;

WHEREAS, Viracta (successor in interest to Sunesis Pharmaceuticals, Inc.) is monetizing its interest in certain payments from the sale or use of [***] under Section 6.2.1(a) of that certain License Agreement For Raf, effective as of December 16, 2019, by and between Viracta and Day One Biopharmaceuticals, Inc., successor in interest to DOT Therapeutics-1, Inc. (“Day One”), as amended by that certain Amendment No. 1 to License Agreement for RAF dated March 4, 2024, as may be further amended, modified or supplemented from time to time (collectively, the “Day One License Agreement”);

WHEREAS, pursuant to Section 8.12 of the Royalty Purchase Agreement, the Parties desire to amend the Royalty Purchase Agreement in accordance with the terms set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the Parties hereby agree to be legally bound as follows:

1.	The proviso at the end of the definition of “Day One Royalty Payments” in Section 1.1 of the Royalty Purchase Agreement is hereby deleted in its entirety and replaced as follows:

“provided however that the Net Consideration payable by Day One pursuant to Section [***] of the Day One License Agreement shall be allocated among [***].”

2.

Within sixty (60) days of the Amendment Effective Date, Seller shall use Commercially Reasonable Efforts to, and shall use Commercially Reasonable Efforts to cause its applicable Affiliates or subsidiaries (such Affiliates and subsidiaries, together with Seller, the “Seller Group”) to, (a) assign to Purchaser all of Seller Group’s right, title and interest in and to the Day One License Agreement and (b) sell, transfer, convey, assign and deliver to Purchaser all of Seller Group’s right, title and interest in and to the Sunesis Licensed Technology (as defined in the Day One License Agreement).

3.	The provisions of Sections 8.3-8.8, and Sections 8.10-8.15 of the Royalty Purchase Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis.

4.	Except as expressly amended by this Amendment, all other terms of the Royalty Purchase Agreement shall continue in full force and effect and in accordance with its terms.

(The remainder of this page is intentionally left blank. The signature page follows.)

In Witness Whereof, the parties hereto have caused this Amendment No. 1 to Royalty Purchase Agreement to be executed as of the date first set forth above.

SELLER		PURCHASER

VIRACTA THERAPEUTICS, INC.		XOMA (US) LLC

By:	/s/ Daniel R. Chevallard	By:	/s/ Bradley Sitko

Name:	Daniel R. Chevallard	Name:	Bradley Sitko

Title:	COO & CFO	Title:	Chief Investment Officer

VIRACTA ROYALTY FUND, LLC

By:	/s/ Daniel R Chevallard

Name:	Daniel R Chevallard

Title:	President

[Signature Page to Amendment No. 1 to Royalty Purchase Agreement]